Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements  on Form  S-8  (Nos.  33-21483,  33-65255,  333-00949,  33-03983  and
333-82751) and on Form S-3 (Nos. 333-52933 and 33-52297) of Terex Corporation of our report dated February 25, 2000 relating to the financial statements and financial statement schedule, which appears on page F-2 of this Form 10-K.



PricewaterhouseCoopers LLP


Stamford, Connecticut
March 24, 2000